UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 4, 2014

NetREIT, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000‑53673	33-0841255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1282 Pacific Oaks Place, Escondido, California 92029
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code:  (760) 471-8536

                                Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry into a Material Definitive Agreement.

On August 4, 2014, NetREIT, Inc. (the "Company"), entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") with PFP III Sub II, LLC, an affiliate of Prime Finance Partners III, Inc. (collectively, "Prime"), with respect to the sale by the Company to Prime of up to 40,000 shares of the Company's Series B Preferred Stock, $0.01 par value per share (the "Series B Preferred Stock"), at a purchase price of $1,000 per share.  On August 4, 2014, Prime made an initial investment of $15,000,000 in cash and was issued 15,000 shares of Series B Preferred Stock by the Company.  Prime has the option to invest up to an additional $25,000,000 in shares of Series B Preferred Stock on or before August 4, 2015.  Any obligation of Prime to purchase additional shares of Series B Preferred Stock is subject to certain conditions and the accuracy of certain representations and warranties by the Company contained in the Purchase Agreement.

On August 4, 2014, the Company also entered into an Investor Agreement with Prime, pursuant to which Prime was granted, among other rights, certain board designation and observer rights, negative control rights, information rights and rights to indemnification for certain types of liabilities.  The Investor Agreement provides that Prime will have the right to consent to certain material actions by the Company, its affiliates and its subsidiaries, including, among others, the decision to:
•	Settle any proceeding for which monetary damages exceed $250,000;
•	Approve the annual budget for any properties and the Company;
•	Commence an insolvency proceeding or adopt a plan of liquidation or other reorganization with respect to the Company or any of its subsidiaries;
•	Enter into a transaction for the purchase of any additional property or stock or assets of any corporation or other business organization;
•	Enter into any transaction involving the sale or mortgage of any property that is not on arms'-length terms or provides for non-market terms or conditions;
•	Enter into certain financing or refinancing transactions or material amendments to the Company's senior loans;
•	Select or replace a property manager;
•	Enter into or modify a major contract or material lease;
•	Authorize for issuance any shares of stock or other equity interests of the Company other than common stock of the Company;
•	Amend the charter or Bylaws of the Company;
•
Enter into any merger, consolidation, recapitalization or other business combination to which the Company or any of its subsidiaries is a party, or effectuate a sale of all or substantially all of its assets;

•	Take any action that would constitute a default under the Company's senior loans or related loan documents;
•	Change the size of the Board of Directors of the Company; and
•	Remove or replace any of the Company's officers or other senior management personnel.

The Investor Agreement also provides that, upon the occurrence of an Event of Default (as defined in the Investor Agreement), Prime will have the right to take the unilateral action to, or cause the Company to, among other things:
•	Replace property managers and leasing agents;
•
Following 180 days after the mandatory redemption date of August 1, 2017 for the Series B Preferred Stock (as may be extended), sell any property of the Company, except as otherwise required under applicable law;

•	Implement all major decisions listed above and in the Investor Agreement, except as otherwise required under applicable law;
•	Refinance, repay or prepay any senior loans of the Company;
•	Cure any default under any senior loans of the Company; and
•	Elect six individuals to serve as members of the Board of Directors of the Company.

In addition, under the Investor Agreement, the Company has agreed to maintain a ratio of debt and Series B Preferred Stock equity to the fair market value of all of its properties of less than 0.75.  Starting on the earlier of January 31, 2016 or an Event of Default, the Company has also agreed to generally apply any excess cash flow held by the Company and its subsidiaries at the end of each month to the payment of any accrued but unpaid dividends on the Series B Preferred Stock.

The foregoing descriptions of the Purchase Agreement and the Investor Agreement are only summaries and are qualified in their entirety by reference to the Purchase Agreement and the Investor Agreement (including any exhibits thereto), copies of which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02  Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The issuance of the Series B Preferred Stock described above was effected in reliance upon an exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

ITEM 3.03  Material Modifications to Rights of Security Holders.

On August 4, 2014, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland reclassifying and designating 40,000 shares of the Company's authorized preferred stock, par value $0.01 per share, as shares of Series B Preferred Stock with the preferences, powers, rights and other terms as set forth therein.  As set forth in the Articles Supplementary, the Series B Preferred Stock ranks, with respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up, senior to the Company's common stock, par value $0.01 per share, or the Common Stock, and any future class or series of the Company's stock and on parity with the Company's Series 6.3% Preferred Stock (until redeemed).  Holders of Series B Preferred Stock, when and as authorized by the Company's Board of Directors and declared by the Company, are entitled to cumulative cash dividends at the rate of 14% per annum of the $1,000.00 liquidation preference per share, equivalent to $140.00 per annum per share.  A minimum dividend at a rate of 10% per annum of the $1,000.00 liquidation preference per share, equivalent to $100.00 per annum per share, is to be declared under the terms of the Series B Preferred Stock, and any amounts payable in respect of dividends which have accrued but not been paid will compound on a monthly basis at the rate of 14% per annum (or, after the Trigger Date (as defined in the Articles Supplementary), at a rate of 24% per annum).  On the Trigger Date and continuing thereafter, the rate of annual cash dividends will increase from 14% to 24% of the $1,000 liquidation preference per share.  Dividends are payable monthly in arrears on the 9th day of each month to holders of record of the Series B Preferred Stock on the 25th day of the preceding month.  The Trigger Date is defined as the earlier of the mandatory redemption date of August 1, 2017 (unless extended) or the date on which an Event of Default occurs.  Dividends will accrue and be cumulative for each share of the Series B Preferred Stock from the date of its first issuance.

If the Company were liquidated, dissolved or wound up, holders of shares of the Series B Preferred Stock will be entitled to receive a liquidation preference of $1,000.00 per share, plus any accrued and unpaid dividends, before any payments are made to the holders of the Company's Common Stock or other shares ranking junior to the Series B Preferred Stock as to liquidation rights, none of which exist on the date hereof.

The Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of 100.75% of the $1,000.00 liquidation preference per share, plus any accrued and unpaid dividends up to but excluding the redemption date.  If the Company redeems shares of the Series B Preferred Stock prior to the second anniversary of the issuance date, the redemption price shall include amounts that would have been payable in respect of dividends for the period ending on the second anniversary date from the date of issuance, calculated based on the applicable rate and compounded monthly.

The Series B Preferred Stock must be redeemed on or before August 1, 2017, unless extended at the Company's option for up to two consecutive twelve month periods if no Event of Default exists.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company's qualification as a REIT.  The Company intends to grant a limited waiver to Prime from the 9.8% aggregate stock ownership limit under the Company's charter to permit Prime to purchase up to 40,000 shares of Series B Preferred Stock, subject to the accuracy of certain representations by Prime designed to ensure the Company's qualification as a REIT.

Under the Articles Supplementary, holders of the Series B Preferred Stock have certain consent rights, including the right to vote as a separate class to approve (a) any plan of liquidation, dissolution, merger, consolidation or other business combination with respect to the Company or any of its subsidiaries, (b) except for the issuance of Common Stock, the issuance of stock or other equity interests of the Company, including the issuance of any stock with rights to the payment of dividends or upon the liquidation of the Company which are senior to or on parity with the Series B Preferred Stock, (c) any reclassification of the Series B Preferred Stock, (d) an insolvency proceeding involving the Company or any of its subsidiaries and (e) an amendment to the charter or Bylaws of the Company to change the size of the Board of Directors.  In addition, commencing on the Trigger Date, the holders of the Series B Preferred Stock may direct the Company to take certain actions, including (a) replacing property managers and leasing agents, (b) terminating certain contracts, (c) replacing managing members or general partners under joint ventures, (d) selling property of the Company, (e) refinancing indebtedness of the Company, (f) curing any default under any indebtedness of the Company and (g) repaying amounts payable in respect of the Company's indebtedness.  Commencing on the Trigger Date, the holders of the Series B Preferred Stock are entitled to vote as a separate class to elect six individuals to serve as members of the Board of Directors, and to remove or replace any such director, with or without cause.

The Company intends to use the proceeds from the issuance of the Series B Preferred Stock to acquire additional properties, to redeem all of the outstanding shares of Series 6.3% Preferred Stock and to pay certain fees, expenses and costs approved by Prime.

The foregoing description of the Articles Supplementary is a summary and does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  A specimen certificate for the Series B Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On August 4, 2014, in connection with the Series B Preferred Stock offering and Section 7(b) of the Investor Agreement, each of William H. Allen, David T. Bruen, Shirley Y. Bullard, Thomas E. Schwartz and Sumner J. Rollings, submitted a contingent resignation letter to the Company, in which each of the independent directors of the Company offered to resign from the Board of Directors of the Company, effective only following the occurrence and during the continuation of an Event of Default (as defined in the Investor Agreement) and only if requested by Prime, in which case such resignation would be effective as of the date of such request.

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2014, the Company filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the preferences, powers, rights and other terms of the Series B Preferred Stock.  The Articles Supplementary were effective upon filing.  The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Effective as of August 4, 2014, the Board of Directors of the Company amended the Company's Amended and Restated Bylaws to increase the size of the Board of Directors from eight to eleven directors.  The foregoing summary of the amendment is qualified in its entirety by reference to the Amendment No. 1 to Amended and Restated Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Company's proxy statement filed with the Securities and Exchange Commission on July 3, 2014, the Company's 2014 Annual Meeting of Stockholders, which was originally scheduled for Monday, June 30, 2014 at 9:00 a.m., Pacific time, was subsequently adjourned to August 8, 2014 at 9:00 a.m., Pacific time,  in order to solicit additional proxies in an attempt to achieve a quorum.  However, due to the lack of a quorum, the Company's 2014 Annual Meeting of Stockholders was not convened on August 8, 2014 and efforts to obtain a quorum were concluded.  In accordance with the Maryland General Corporation Law and the Company's charter and Bylaws, the current members of the Board of Directors of the Company will hold over and continue to serve until their successors are duly elected and qualify.

Forward-Looking Statements
The Company's statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words "expect," "project," "may," "will," "should," "could," "would," "intend," "plan," "propose," "anticipate," "estimate," "believe," "continue," "predict," "potential" or the negative of such terms and other comparable terminology.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For more information regarding risks and uncertainties that may affect the Company's future results, review the Company's filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
 (d)            Exhibits.
The following exhibits are filed herewith:
EXHIBIT NO.                                                      DESCRIPTION OF EXHIBITS
1.1	Preferred Stock Purchase Agreement, dated as of August 4, 2014, by and between NetREIT, Inc. and PFP III Sub II, LLC.
1.2	Investor Agreement, dated as of August 4, 2014, by and between NetREIT, Inc. and PFP III Sub II, LLC.
3.1	Articles Supplementary filed on August 4, 2014.
3.2	Amendment No. 1 to Amended and Restated Bylaws of NetREIT, Inc., effective as of August 4, 2014.
4.1	Specimen Certificate for NetREIT, Inc.'s Series B Preferred Stock.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETREIT, INC.

By: /s/ Kenneth W. Elsberry
Name: Kenneth W. Elsberry
Title: Chief Financial Officer

Date: August 8, 2014

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EXHIBIT INDEX
EXHIBIT NO.                                                      DESCRIPTION OF EXHIBITS
1.1	Preferred Stock Purchase Agreement, dated as of August 4, 2014, by and between NetREIT, Inc. and PFP III Sub II, LLC.
1.2	Investor Agreement, dated as of August 4, 2014, by and between NetREIT, Inc. and PFP III Sub II, LLC.
3.1	Articles Supplementary filed on August 4, 2014.
3.2	Amendment No. 1 to Amended and Restated Bylaws of NetREIT, Inc., effective as of August 4, 2014.
4.1	Specimen Certificate for NetREIT, Inc.'s Series B Preferred Stock.

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